SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report (Date of earliest event reported): December 30, 2003

VIRGINIA FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia	000-22283	54-1829288
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

102 S. Main Street, Culpeper, Virginia 22701

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (540) 829-1603

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release issued by Virginia Financial Group, Inc., dated December 30, 2003.

Item 9. Regulation FD Disclosure.

The following information and referenced exhibit are being furnished under “Item 12, Disclosure of Results of Operations and Financial Condition.”

On December 30, 2003, Virginia Financial Group, Inc. issued a press release providing earnings guidance for the fourth quarter and remainder of 2003. A copy of the company’s press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIRGINIA FINANCIAL GROUP, INC.

By:	/s/ Jeffrey W. Farrar

Jeffrey W. Farrar Executive Vice President and Chief Financial Officer

January 2, 2004

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